ARRAKIS, INC.

Mining & Environmental Technology

& MR3 Systems, Inc.

Presentation of Franklin Lake Phase 1 & II Test results to Share Holders

8/8/05

ARRAKIS & MR3 SYSTEMS INC.

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    Arrakis & MR3 Systems have formed a strategic alliance to focus on mining & environmental remediation projects.

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    MR3 has recently co-located their laboratory facilities with Arrakis in Englewood, CO

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    It is our belief that this teaming arrangement will help us better service the mining industry.

ARRAKIS & MR3 SYSTEMS INC.

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    MR3 Systems has already provided you with an overview of their technology and capabilities.

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    Arrakis will therefore provide a brief review of our capabilities and discuss recently completed Phase I test results and give a brief overview of Phase II tests in progress.

ARRAKIS CORPORATE HISTORY

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    Colorado Corporation formed in 1988

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    Original focus was (and still is) the use of innovative technology to lower costs and improve recovery of metals / minerals from problematic ores.

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    Focus later expanded to use those mining technologies in environmental remediation.

ARRAKIS Key Personnel

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    Key Personnel all have in excess of 30 yrs. experience in US and international mining.

*    James R. Murray, BS, President - Mining & mineral processing

*    Richard S. Kunter, MS, Associate - Extractive metallurgy and mineral processing

*    Wolfram Kube, Phd., Associate - Geology and chemistry

*    Kenneth Smith, BS, Associate - Water treatment & Process Plant design and operation

*    Ronald Poole, Phd., Associate - PGM Extractive chemistry & metallurgy

*    Michael Thomas, MS, Associate - Au & PGM analysis & chemistry

ARRAKIS Work History

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    Performed metallurgical testing using most known physical & chemical processes for a wide variety of small & large companies.

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    Designed, built, and operated pilot and full scale mineral processing systems.

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    Conducted exploration drilling & bulk sampling on sites in Western US & Mexico.

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    Acted as dealer representative for Knelson Centrifugal Concentrators - a Canadian company.

*    Performed bench & pilot tests for buyers

*    Flow sheet design & full scale system installation

*    Adapted this technology for use in hazardous & nuclear waste remediation

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    Acted as technical and marketing  representative for Framatome Technologies - a large French nuclear reactor company.

*    Made marketing presentations to various prospective client companies and government agencies.

*    Performed bench scale vitrification testing & process flow sheet development.

ARRAKIS Project History

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    PGM bench, pilot, full scale plant design, construct, operate

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    Pu removal pilot demo for DOE at Nevada Test Site

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    Pu remote retrieval & packaging on Johnston Atoll for DNA

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    Rare earth / metal plant re-design & reagent recycle in Estonia for USTDA

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    Se, U, Ra water treatment system for USACOE at St. Louis airport

ARRAKIS Client & Teaming Companies List (partial list)

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    Babcock & Wilcox (Framatome/Cogema)

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    Bechtel

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    Stone & Webster

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    IT

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    OHM Remediation

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    Morrison Knudsen

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    Asarco

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    Coure d Alene Mines

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    Peter Kewitt

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    US Dept. of Defense

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    US Dept. of Energy

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    US Trade Development Assc.

ARRAKIS Current Capabilities

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    Bench (1-5kg) & bulk (10-200kg) ore testing using most physical and chemical processes.

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    Design, build, & operate pilot & full scale process systems.

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    Ore body exploration, mapping, and computer modeling.

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    Evaluation & demo. of new or innovative technologies to improve process efficiency.

ARRAKIS Facilities

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    Denver facility location is central to Western US mining industry.

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    14,000 sq. ft. of high bay industrial space (including 4,500 sq.ft. of offices & laboratory) with loading dock, fork lift, 3-phase power, machine shop, pilot plant facilities

ARRAKIS Equipment List

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    Concentrating Tables

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    Centrifugal Conc.

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    Spiral concentrators

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    Jaw Crushers

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    Impact Mill

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    Grinding Mill

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    Roll Mill

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    Ball Mill

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    Autoclaves

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    Agitated Leach Tanks

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    Standard & Tall Column Float Cells

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    Electrostatic & Magnetic Separators

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    Fire Assay Lab

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    Filters (belt, pan, pressure, plate&frame)

ARRAKIS Laboratory Instrumentation

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    ICP MS

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    AA - Flame and Graphite Furnace

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    Emission Spectroscopy

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    Scanning Electron Microscope

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    HPLC

ARRAKIS
Summary Remarks

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    Arrakis has & will continue to use its experienced personnel, extensive resources, and demonstrated success in solving process problems to assist Franklin Lake and MR3 Systems in bringing this important project online.

ARRAKIS
Summary Remarks

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    We will take a traditional approach which includes:

*    Bench Scale testing

*    Pilot Plant testing

*    Full scale treatment system design, construction, & installation / startup

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    This approach helps minimize the risk inherent in any mining project.